Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes
23. Income Taxes

For financial reporting purposes, (loss) income before income taxes from continuing operations includes the following components:

	Years Ended December 31,
(in thousands)	2019	2018	2017
United States	$(25,249)	$(39,518)	$28,756
Foreign	—	—	—
Total	$(25,249)	$(39,518)	$28,756

The provision for income taxes from continuing operations for the years ended December 31, 2019, 2018 and 2017 consisted of the following:

	Year Ended December 31,
(in thousands)	2019	2018	2017
Current income tax expense (benefit)
Federal	$3,750	$(271)	$12,596
State	2,134	1,033	1,289
Foreign	—	—	—
Total current	5,884	762	13,885
Deferred income tax (benefit) expense
Federal	(7,830)	(7,932)	671
State	925	(615)	848
Foreign	—	1,032	—
Total deferred	(6,905)	(7,515)	1,519
Total provision	$(1,021)	$(6,753)	$15,404

A reconciliation of the income tax provision from continuing operations computed using the U.S. statutory federal income tax rate compared to the income tax provision for income from continuing operations included in the Consolidated Statements of Operations is as follows:

	Year Ended December 31,
(in thousands)	2019	2018	2017
Tax at U.S. statutory rate on (loss) income before income taxes	$(5,302)	$(8,299)	$10,065
Change in valuation allowance	(755)	875	1,807
State taxes	2,545	(397)	785
Change in uncertain tax positions	1,513	809	681
Foreign income	—	—	—
Foreign rate differential	—	—	—
Change in tax rate reform	—	—	3,981
True-ups	249	(27)	—
Other	729	286	(1,915)
Total	$(1,021)	$(6,753)	$15,404

Deferred tax assets and liabilities are determined based on the differences between financial reporting and income tax bases of assets and liabilities, as well as net operating loss carryforwards and are measured using the enacted tax rates and laws in effect when the differences are expected to reverse. The significant components of the Company’s net deferred tax assets and liabilities from continuing operations are as follows:

	December 31,
(in thousands)	2019	2018
Deferred tax assets:
Net operating loss carryforwards	$3,602	$2,384
Research and other tax credits	1,448	1,580
Intangible assets	—	—
Stock-based compensation	1,758	1,106
Accruals	1,388	825
Debt modifications	7,189	4,661
Capital loss carryforward	1,213	1,866
Other	9,564	6,579
Total deferred tax assets	26,162	19,001
Valuation allowance	(7,465)	(1,887)
Total deferred tax assets, net of valuation allowance	18,697	17,114
Deferred tax liabilities:
Debt modifications	(308)	(2,981)
Intangible assets	(19,649)	(28,214)
Other	(311)	—
Total deferred tax liabilities	(20,268)	(31,195)
Net deferred tax liabilities	$(1,571)	$(14,081)

As of December 31, 2019 and 2018, the Company had federal net operating loss carryforwards of $108.6 million and $101.7 million, respectively. As of December 31, 2019 and 2018, the Company also had state net operating loss carryforwards of $63.9 million and $70.8 million, respectively, excluding $215.5 million of California net operating losses available to offset assessments, if any, resulting from the current audit by the California Franchise Tax Board. The federal and state net operating loss carryforwards will begin expiring in the year 2023, if not utilized. As of December 31, 2019 and 2018, the Company had $2.2 million of federal tax credits that will begin expiring in the year 2025, if not utilized. As of December 31, 2019 and 2018, the Company had $19.3 million of state tax credit carryforwards that do not expire. As of December 31, 2019 and 2018, the Company had $125.6 million and $73.0 million, respectively, of net operating loss carryforwards in Ireland that do not expire.

Utilization of the federal and state net operating loss and tax credit carryforwards may be subject to a substantial annual limitation due to the “change in ownership” provisions of the Internal Revenue Code of 1986. The annual limitation may result in the expiration of net operating losses and credits before utilization. Of the Company’s $108.6 million of federal net operating loss carryforwards as of December 31, 2019, $28.7 million are subject to an annual limitation of $1.8 million for each of the years ending December 31, 2019 to 2022, and $1.3 million for the year ending December 31, 2023. As of December 31, 2019, the Company estimates that at least $22.0 million of federal net operating loss carryforwards and none of the state net operating losses will expire unutilized. Tax attributes acquired from LENSAR may be subject to separate return limitations that may limit the corporation’s ability to use the acquired net operating losses and credits. Furthermore, under the 2017 Tax Act, although the treatment of tax losses generated in taxable years ending before December 31, 2017 has not changed, tax losses generated in taxable years beginning after December 31, 2017 may only be utilized to offset 80% of taxable income annually. This change may require the Company to pay additional federal income taxes in future years if additional losses are generated post 2017.

As of December 31, 2019, the Company determined that it was more likely than not that certain deferred tax assets from continuing operations would not be realized in the near future and had a $7.5 million valuation allowance against deferred tax assets from continuing operations. The net change in total valuation allowance for each of the years ending December 31, 2019 and 2018, was an increase of $5.6 million and a decrease of $0.1 million, respectively. $1.2 million of the valuation allowance at December 31, 2019, is related to capital losses that have limited carryforward utilization. The Company does not have an expectation of future capital gains against which such losses could be utilized and as such determined that it was more likely than not that such deferred tax assets would not be realized. $6.2 million of the valuation allowance at December 31, 2019 is related to federal and state deferred tax assets that the Company determined it was more likely than not would be realized.

The cumulative amount of earnings of our foreign subsidiaries are expected to be permanently invested in the foreign subsidiaries. Deferred taxes have not been provided on the excess of book basis over tax basis, or the excess tax basis over book basis in the shares of our foreign subsidiaries because these basis differences are not expected to reverse in the foreseeable future and are essentially permanent in duration. Our intention is to reinvest the earnings of the foreign subsidiaries indefinitely.

The Tax Cuts and Job Act of 2017 significantly changed the existing U.S. corporate income tax laws by, among other things, lowering the corporate tax rate (from a top rate of 35% to a flat rate of 21%), implementing elements of a territorial tax system, and imposing a one-time deemed repatriation transition tax on cumulative undistributed foreign earnings, for which the Company has not previously paid U.S. taxes.
A reconciliation of the Company’s unrecognized tax benefits, excluding accrued interest and penalties, for 2019, 2018 and 2017 is as follows:

	December 31,
(in thousands)	2019	2018	2017
Balance at the beginning of the year	$80,783	$79,179	$59,429
Increases related to tax positions from prior fiscal years	3,927	1,604	783
Increases related to tax positions taken during current fiscal year	—	—	18,967
Decreases related to tax positions from prior fiscal years	(497)	—	—
Balance at the end of the year	$84,213	$80,783	$79,179

The future impact of the unrecognized tax benefit of $84.2 million, if recognized, is as follows: $27.9 million would affect the effective tax rate and $56.3 million would result in adjustments to deferred tax assets and valuation allowances. The Company periodically evaluates its exposures associated with our tax filing positions. The Company is currently under audit by the California Franchise Tax Board and the Internal Revenue Service. The timing of the audit resolution and the amount to be ultimately paid (if any) is uncertain. The outcome of these audits could result in the payment of tax amounts that differ from the amounts the Company has reserved for uncertain tax positions for the periods under audit resulting in incremental expense or a reversal of the Company’s reserves in a future period. At this time, the Company does not anticipate a material change in the unrecognized tax benefits related to the California or Internal Revenue Service audits that would affect the effective tax rate, deferred tax assets or valuation allowances over the next 12 months.

Estimated interest and penalties associated with unrecognized tax benefits increased our income tax expense in the Consolidated Statements of Operations by $1.6 million, during the year ended December 31, 2019 and $1.0 million during each of the years ended December 31, 2018 and 2017, respectively. In general, our income tax returns are subject to examination by U.S. federal, state and local tax authorities for tax years 2000 forward. Interest and penalties associated with unrecognized tax benefits accrued on the balance sheet were $9.7 million and $8.0 million as of December 31, 2019 and 2018, respectively. The Company is currently under income tax examination by the State of California for the tax years 2009 through 2015 and by the Internal Revenue Service for the tax year 2016.